Subsequent Events	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events	Subsequent Events
On January 1, 2026, the Group entered into an Asset Purchase Agreement with an independent buyer pursuant to which the Group divested substantially all of the assets of its logistics, fulfillment, warehousing and distribution business operated under Europa Sports Partners, LLC (the “3PL Business”). The aggregate consideration comprises share consideration in the buyer’s parent, consisting of (i) closing shares with an aggregate value of approximately $3,000, subject to a vesting condition linked to specified performance milestones, and (ii) contingent share consideration of up to $10,000, payable in tranches upon achievement of additional performance targets during the earn-out period. The performance milestones are primarily linked to the operational and commercial performance of the disposed business, including shipment volume–based targets and referral revenue generated under post-closing commercial arrangements. The buyer also assumed certain liabilities associated with the transferred business relating to the assigned contracts and operations subsequent to the closing date.
On February 17, 2026, the Group completed the sale of its 35% equity interest in Insighta to a third party for total cash consideration of $70,000, including $1,000 held in escrow pending customary release conditions.
The Group has evaluated events subsequent to December 31, 2025 through April 30, 2026, the date on which the financial statements are available to be issued. Other than the event disclosed above, no further subsequent events have been identified that would require adjustment to or disclosure in the consolidated financial statements.